PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M96666-S37622

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain
1.	An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Philadelphia International Emerging Markets Fund (a "Target Fund") to Segall Bryant & Hamill Emerging Markets Fund (an "Acquiring Fund"), a newly created series of Investment Managers Series Trust, a Delaware statutory trust ("IMST"), in exchange for (a) shares of each class of that Acquiring Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding class of shares of that Target Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding class of the Target Fund;	☐	☐	☐
3.	A new investment advisory agreement between Philadelphia International Emerging Markets Fund and Segall Bryant & Hamill, LLC ("SBH") pursuant to which SBH will provide advisory services to Philadelphia International Emerging Markets Fund until the date of the closing of the Reorganization relating to such Fund and permitting SBH to receive advisory fees currently held in escrow and accrued in connection with advisory services provided by SBH to Philadelphia International Emerging Markets Fund since June 30, 2015; and	☐	☐	☐

Note: To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
You can find the proxy statement online at www.proxyvote.com.

M96667-S37622

PROXY CARD

The Glenmede Fund, Inc.
Philadelphia International Emerging Markets Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2015
This proxy is being solicited on behalf of the Board of Directors of The Glenmede Fund, Inc.

The undersigned hereby appoint(s) Mary Ann B. Wirts and Kimberly C. Osborne, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of The Glenmede Fund, Inc. (the "Company"), on behalf of each of its "Target Fund", which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Target Fund to be held at the offices of Glenmede Investment Management LP, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103 on October 29, 2015 at 10:00 a.m., Eastern time. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M96668-S37622

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain
2. An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Philadelphia International Small Cap Fund (a "Target Fund") to Segall Bryant & Hamill International Small Cap Fund (an "Acquiring Fund"), a newly created series of IMST, in exchange for (a) shares of each class of that Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of that Target Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding class of the Target Fund;	☐	☐	☐
4. A new investment advisory agreement between Philadelphia International Small Cap Fund and Segall Bryant & Hamill, LLCC ("SBH") pursuant to which SBH will provide advisory services to Philadelphia International Small Cap Fund until the date of the closing of the Reorganization relating to such Fund and permitting SBH to receive advisory fees currently held in escrow and accrued in connection with advisory services provided by SBH to Philadelphia International Small Cap Fund since June 30, 2015; and	☐	☐	☐

Note: To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
You can find the proxy statement online at www.proxyvote.com.

M96669-S37622

PROXY CARD

The Glenmede Fund, Inc.
Philadelphia International Small Cap Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2015
This proxy is being solicited on behalf of the Board of Directors of The Glenmede Fund, Inc.

The undersigned hereby appoint(s) Mary Ann B. Wirts and Kimberly C. Osborne, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of The Glenmede Fund, Inc. (the "Company"), on behalf of each of its "Target Fund", which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Target Fund to be held at the offices of Glenmede Investment Management LP, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103 on October 29, 2015 at 10:00 a.m., Eastern time. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.